UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005

Penn Treaty American Corporation
(Exact name of registrant as specified in charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (610) 965-2222

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2005, Penn Treaty Network America Insurance Company (“PTNA”) and American Network Insurance Company (“ANIC”), subsidiaries of Penn Treaty American Corporation (the “Company”), entered into a new reinsurance agreement (the “New Agreement”) with Imagine International Reinsurance Limited (“Imagine”).

PTNA and ANIC previously entered into a separate reinsurance agreement with Imagine, effective June 30, 2005, which ceded to Imagine on a 100% quota share basis substantially all of the Company’s in-force long-term care insurance policies issued prior to January 1, 2002. This previously announced agreement and the New Agreement are now covered by a master agreement (the “Master Agreement”) between the Company and Imagine.

On December 2, 2005, the Company issued a press release describing the New Agreement and the Master Agreement, which is filed as an exhibit hereto and incorporated by reference herein.

The significant terms of the New Agreement include, but are not limited to, the following:

o	As of October 1, 2005, long-term care insurance policies newly issued by the Company’s subsidiaries, PTNA and ANIC, will be reinsured on a 75% quota share basis by Imagine.

o	The New Agreement is a traditional funds withheld agreement and will not create income statement volatility for the Company from changing market interest rates.

o	The Company may, at its sole discretion, recapture the policies reinsured under the New Agreement on any September 30 following at least three years of reinsurance coverage.

o	The Company will pay Imagine an annual expense and risk charge based upon the level of reinsured premium, ceded reserves and statutory surplus credit provided.

o	Imagine will maintain an experience account for the Company’s benefit in the event of future recapture, which will include, among other elements, a refund of a portion of the annual expense and risk charges paid.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description

10.1	Coinsurance Agreement dated December 1, 2005 among Penn Treaty Network America Insurance Company, American Network Insurance Company and Imagine International Reinsurance Limited.

10.2	Master Agreement dated December 1, 2005 among Imagine International Reinsurance Limited, Penn Treaty Network America Insurance Company and American Network Insurance Company.

10.3	Closing Letter dated December 1, 2005 among Imagine International Reinsurance Limited, Penn Treaty Network America Insurance Company and American Network Insurance Company Press Release of Penn Treaty American Corporation dated December 2, 2005.

99.1	Press Release of Penn Treaty American Corporation dated December 2, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

December 8, 2005	By: /s/ Mark Cloutier
Name: Mark Cloutier Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Coinsurance Agreement dated December 1, 2005 among Penn Treaty Network America Insurance Company, American Network Insurance Company and Imagine International Reinsurance Limited.

10.2	Master Agreement dated December 1, 2005 among Imagine International Reinsurance Limited, Penn Treaty Network America Insurance Company and American Network Insurance Company.

10.3	Closing Letter dated December 1, 2005 among Imagine International Reinsurance Limited, Penn Treaty Network America Insurance Company and American Network Insurance Company Press Release of Penn Treaty American Corporation dated December 2, 2005.

99.1	Press Release of Penn Treaty American Corporation dated December 2, 2005.